Exhibit 23.5



                          Independent Auditors' Consent

The Board of Directors
YDI Wireless, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP


Seattle, WA
October 21, 2004